UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 11, 2021

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 2.02 Results of Operations and Financial Condition.
On January 11, 2021, Baxter International Inc. (the Company) will present at the 39th Annual J.P. Morgan Healthcare Conference. The presentation materials are attached hereto as Exhibit 99.1 and incorporated herein by reference. As part of this presentation, the Company will report unaudited preliminary net sales for the three and twelve months ended December 31, 2020, which are also presented below.

Net sales by operating segment were:

	Three Months Ended December 31, 2020			Twelve Months Ended December 31, 2020
		Sales Growth			Sales Growth
		As Reported	Constant Currency		As Reported	Constant Currency
Americas	$1,614	(1)%	0%	$6,069	(0)%	1%
EMEA	867	10%	5%	$3,129	5%	5%
APAC	700	13%	8%	$2,475	8%	7%
Total Baxter	$3,181	5%	3%	$11,673	3%	3%

Net sales by Global Business Unit (GBU) were:

	Three Months Ended December 31, 2020					Twelve Months Ended December 31, 2020
				Sales Growth					Sales Growth
	U.S.	International	Total	As Reported	Constant Currency	U.S.	International	Total	As Reported	Constant Currency
Renal Care[1]	$219	$794	$1,013	6%	4%	$848	$2,909	$3,757	3%	4%
Medication Delivery[2]	486	267	753	(3)%	(3)%	1,782	953	2,735	(2)%	(2)%
Pharmaceuticals[3]	221	350	571	(2)%	(4)%	874	1,249	2,123	(1)%	(1)%
Clinical Nutrition[4]	92	154	246	6%	4%	342	580	922	6%	6%
Advanced Surgery[5]	148	112	260	13%	10%	518	370	888	1%	1%
Acute Therapies[6]	82	139	221	53%	50%	286	454	740	38%	39%
Other[7]	42	75	117	1%	(4)%	228	280	508	5%	4%
Total Baxter	$1,290	$1,891	$3,181	5%	3%	$4,878	$6,795	$11,673	3%	3%

1.Includes sales of the Company’s peritoneal dialysis, hemodialysis and additional dialysis therapies and services.
2.Includes sales of the Company’s intravenous therapies, infusion pumps, administration sets and drug reconstitution devices.
3.Includes sales of the Company’s premixed and oncology drug platforms, inhaled anesthesia and critical care products and pharmacy compounding services.
4.Includes sales of the Company’s parenteral nutrition therapies and related products.
5.Includes sales of the Company’s biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.
6.Includes sales of the Company’s continuous renal replacement therapies and other organ support therapies focused in the intensive care unit.
7.Includes primarily sales of contract manufacturing services from the Company’s pharmaceutical partnering business.

The preliminary results set forth above and discussed herein are unaudited and remain subject to completion of the Company’s financial closing procedures. Accordingly, actual sales information for the three and twelve months ended December 31, 2020 subjected to such financial closing procedures could differ, possibly materially, from the preliminary unaudited results.
The presentation contains financial measures that are not calculated in accordance with U.S. GAAP. The non-GAAP financial measures include sales growth on a constant currency and operational basis. Net sales growth rates are presented on a constant currency basis. These measures provide information on the percentage change in net sales growth assuming that foreign currency exchange rates have not changed between the prior and current periods. Net sales growth rates are also presented on an operational basis. For the quarter and year-to-date periods ended December 31, 2020, operational sales growth excludes the impact of foreign exchange and the Company’s recent acquisition of Seprafilm. This measure provides information on the change in net sales growth rates assuming that foreign exchange rates remain constant and excluding the impact of the Company’s recent acquisition of Seprafilm.
Non-GAAP financial measures may enhance an understanding of the Company’s operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the reconciliations to corresponding U.S. GAAP financial measures, may enhance an investor’s overall understanding of the Company’s past financial performance and prospects for the future. Accordingly, management and the Company’s Board of Directors use these non-GAAP measures internally in financial planning, to monitor business unit performance, and, in some cases, for purposes of determining incentive compensation. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.
The following is a reconciliation of net sales growth as reported to operational sales growth for the three months ended December 31, 2020:

	Net Sales Growth As Reported	Seprafilm	FX	Operational Sales Growth*
Renal Care	6%	0%	(2)%	4%
Medication Delivery	(3)%	0%	0%	(3)%
Pharmaceuticals	(2)%	0%	(2)%	(4)%
Clinical Nutrition	6%	0%	(2)%	4%
Advanced Surgery	13%	(12)%	(3)%	(2)%
Acute Therapies	53%	0%	(3)%	50%
Other	1%	0%	(5)%	(4)%
Total Baxter	5%	(1)%	(2)%	2%

U.S.	0%	(1)%	0%	(1)%
International	8%	(1)%	(3)%	4%

Americas	(1)%	(1)%	1%	(1)%
EMEA	10%	0%	(5)%	5%
APAC	13%	(2)%	(5)%	6%

The following is a reconciliation of net sales growth as reported to operational sales growth for the year ended December 31, 2020:

	Net Sales Growth As Reported	Seprafilm	FX	Operational Sales Growth*
Renal Care	3%	0%	1%	4%
Medication Delivery	(2)%	0%	0%	(2)%
Pharmaceuticals	(1)%	0%	0%	(1)%
Clinical Nutrition	6%	0%	0%	6%
Advanced Surgery	1%	(11)%	0%	(10)%
Acute Therapies	38%	0%	1%	39%
Other	5%	0%	(1)%	4%
Total Baxter	3%	(1)%	0%	2%

U.S.	1%	(1)%	0%	(0)%
International	4%	(1)%	1%	4%

Americas	(0)%	(1)%	1%	0%
EMEA	5%	0%	0%	5%
APAC	8%	(2)%	(1)%	5%
* Totals may not add across due to rounding

Item 7.01 Regulation FD Disclosure.
The information in Item 2.02 is incorporated by reference into this Item 7.01
Forward-Looking Statements
This release includes forward-looking statements concerning Baxter’s preliminary financial results for fourth-quarter and full-year 2020, business development activities, capital structure, cost savings initiatives, and R&D pipeline. These forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products (including the impact of reduced hospital admission rates and elective surgery volumes); product development risks (including any delays in required regulatory approvals); product quality or patient safety concerns; continuity, availability and pricing of acceptable raw materials and component supply; inability to create additional production capacity in a timely manner or the occurrence of other manufacturing or supply difficulties (including as a result of a natural disaster, public health crises and epidemics/pandemics, regulatory actions or otherwise); the impact of global economic conditions (including potential trade wars) and continuing public health crises and epidemics, such as the novel strain of coronavirus (COVID-19), including related resurgences, on us and our customers and suppliers, including foreign governments in countries in which we operate; breaches or failures of the Company’s information technology systems or products, including by cyberattack, unauthorized access or theft (as a result of increased remote working arrangements or otherwise); the adequacy of the Company’s cash flows from operations (which may be negatively impacted by collectability concerns as a result of the COVID-19 pandemic or otherwise) and other sources of liquidity to meet its ongoing cash obligations and fund its investment program; loss of key employees or inability to identify and recruit new employees; future actions of regulatory bodies and other governmental authorities, including the FDA, the Department of Justice, the SEC, the New York Attorney General and foreign regulatory agencies, including the continued delay in lifting the warning letter at our Ahmedabad facility or proceedings related to the investigation related to foreign exchange gains and losses; the outcome of pending or future litigation, including the opioid litigation and litigation related to our internal investigation of foreign exchange gains and losses; the impacts of the material weakness identified as a result of the internal investigation and our remediation efforts, including the risk that we may experience additional material weaknesses or other deficiencies; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement, which may substantially change the U.S. end stage renal disease market and demand for our peritoneal dialysis products, necessitating significant multi-year capital expenditures, which are difficult to estimate in advance; failures with respect to compliance programs; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Cheetah Medical and Seprafilm Adhesion Barrier); future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; fluctuations in foreign exchange and interest rates; the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; global, trade and tax policies; any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; actions taken by tax authorities in connection with ongoing tax audits; and other risks identified in Baxter’s most recent filings on Forms 10-K and 10-Q and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	39th Annual J.P. Morgan Healthcare Conference Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 11, 2021

BAXTER INTERNATIONAL INC.

By:	/s/ James K. Saccaro
Name:	James K. Saccaro
Title:	Executive Vice President and
Chief Financial Officer